STORAGE USA, INC.

                                  Common Stock
                            par value $0.01 per share

                             Underwriting Agreement

                                                                  March 11, 1997
Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

Ladies and Gentlemen:

         From time to time Storage USA, Inc., a Tennessee corporation (the "Company"), and the general partner of SUSA Partnership, L.P., a Tennessee limited partnership (the "Operating Partnership"), and the Operating Partnership propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain shares of its Common Stock, par value $0.01 per share (the "Shares"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in
Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares".

         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares.


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



The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-21991) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives, and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior


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to the date of this  Agreement,  is  hereinafter  called the  "Prospectus";  any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary


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



to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                  (d) None of the Company, Storage USA Trust, a Maryland business trust and a limited partner of the Operating Partnership (the "Trust"), or the Operating Partnership or any of their respective subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (for purposes of this Underwriting Agreement, the terms "subsidiary" and "subsidiaries" refer to any corporation, partnership, limited liability company, trust or other organization or association in which an entity owns a direct or indirect interest); and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, partnership interests or beneficial interests, as applicable, long-term debt, obligations under capital leases or short-term borrowings of the Company, the Operating Partnership, or the Trust or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity, partnership capital or results of operations, as applicable, of the Company, the Trust, or the Operating Partnership, if any, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

                  (e) The Company, the Operating Partnership and their subsidiaries have good and marketable title in fee simple to all real property, including the self-storage facilities described in the Prospectus as amended or supplemented or otherwise described in the applicable Pricing Agreement as being owned by such entities (each a "Facility" and together the "Facilities"), and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus as amended or supplemented or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by them; and any real property and buildings held under lease by the Company and the Operating Partnership are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and the Operating Partnership, as the case may be; the improvements at the Facilities, if any, are, or upon completion of scheduled improvements and repairs will be, in good condition and repair and, to the knowledge of the Company and the Operating Partnership, there are no material latent or patent defects in the condition of any of the Facilities, the structural elements thereof, or the mechanical systems therein, except for any such defect, damage, or condition that has been corrected or will be corrected in the ordinary course of business as


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part of  scheduled  maintenance  and  improvement  programs  or that,  if not so corrected, could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business
affairs  of  the  Company,  the  Operating   Partnership  and  their  respective
subsidiaries, taken as a whole; and each of the Facilities complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Facilities), except where noncompliance with such codes, laws or regulations could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole; and neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning changes or other proceedings or actions that will in any manner affect the size of, use of, improvements or construction on or access to the Facilities, except such proceedings or actions that could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole.

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee, with power and authority (corporate and other) to own, lease, license and operate its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (g) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the Tennessee Revised Uniform Limited Partnership Act with power and authority (partnership and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (h) The Trust has been duly formed and is validly existing as a business trust in good standing under the laws of the State of Maryland, with power and authority (trust and other) to own its limited partnership interest in the Operating Partnership and to conduct any business appropriate in connection therewith, and has been duly qualified as a foreign trust for the transaction of such business and is in good standing under the laws of each other jurisdiction in which it conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the only activity of the Trust is the ownership of its


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limited partnership interest in the Company and taking such activity, if any, as may be appropriate in connection therewith;

                  (i) The Company has no subsidiaries other then the Trust and Operating Partnership and the Operating Partnership has no subsidiaries other than (i) SUSA Management, Inc., a wholly-owned subsidiary, (ii) Clarendon Storage Associates L.P., in which it owns a 50% general partnership interest,
(iii) SUSA/38th Avenue, Capitola, L.P., in which it owns an 86% general partnership interest and (iv) the following entities, each of which is directly or indirectly wholly-owned by the Operating Partnership: Storage USA Franchise Corp., Tamiami Mini-Storage Partners, Ltd., 441 Mini-Storage Partners, Ltd., Sunset Mini-Storage Partners, Ltd., Dade County Mini-Storage Associates Ltd., Southeast Mini-Storage Limited Partners, Buzzman Partners I Ltd. Partnership, Buzzman Partners II Ltd. Partnership, Storage USA of Palm Beach County, L.P., Storage USA Construction, Inc., Peachtree Development II, Inc., SUSA New Jersey, Inc., SUSA Harrison, L.P., SUSA Secaucus, L.P., SUSA Hackensack, L.P., SUSA Orange, L.P. and Preston Self Storage Limited;

                  (j) The Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated as of September 21, 1994, as amended by the First Amendment to Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated as of March 19, 1996, and the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated as of June 14, 1996, and the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated as of August 14, 1996 (the "Operating Partnership Agreement"), has been duly authorized, executed and delivered by each partner thereto and is valid, legally binding and enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles, whether considered at law or in equity; all of the partnership interests of the Operating Partnership have been duly and validly authorized and issued and are fully paid and conform to the description thereof contained in the Prospectus as amended or supplemented; and all of the general partnership interests in the Operating Partnership are owned directly by the Company, in each case free and clear of all liens, encumbrances, equities or claims;

                  (k) The Company is the sole general partner of the Operating Partnership and owns, directly and through the Trust, the partnership interests in the Operating Partnership described in the Prospectus as amended or supplemented;

                  (l) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and


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non-assessable  and  conform  to the  description  of the  capital  stock of the
Company contained in the Prospectus;

                  (m) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

                  (n) No preemptive rights of shareholders exist with respect to any of the Shares. No person or entity holds the rights to require or participate in the registration under the Act of the Shares pursuant to the Registration Statement and, except as set forth in the Prospectus, no person holds the right to require registration under the Act of any shares of Stock of the Company at any other time;

                  (o) The issue and sale of the Shares and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which the Company, the Operating Partnership or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended Charter or By-laws of the Company, the certificate of limited partnership of the Operating Partnership, the Operating Partnership Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company and the Operating Partnership of the transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;



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                  (p)  None  of  the  Company,   the  Trust,  or  the  Operating
Partnership is in violation of its charter and by-laws (in the case of the Company), its certificate of limited partnership or the Operating Partnership Agreement (in the case of the Operating Partnership)or the Declaration of Trust (in the case of the Trust) or in default in the performance or observance of any
material  obligation,   agreement,   covenant  or  condition  contained  in  any
indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (q) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Restrictions on Transfer of Capital Stock", insofar as they purport to constitute a summary of the terms of the Shares, under the caption "Restrictions on Transfer of Capital Stock", under the caption "Federal Income Tax Considerations", under the caption "Certain Federal Income Tax Considerations", under the caption "Plan of Distribution", under the caption "Underwriting", and under Item 15 of Part II of the Registration Statement, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                  (r) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any property of the Company, the Operating Partnership or any of their respective subsidiaries is the subject which, if determined adversely to the Company, the Operating Partnership or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity, including, with respect to the Operating Partnership, partnership capital, or results of operations of the Company, the Operating Partnership and their respective subsidiaries, in each case, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (s) Neither the Company, the Trust nor the Operating Partnership is or, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (t) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                  (u) The Company, the Operating Partnership and their respective subsidiaries maintain, or will have in full force and effect at each Time of Delivery (as defined in Section 4 hereof), insurance on all of the Facilities, other assets and operations (issued by issuers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and, to the best knowledge of the Company and the Operating Partnership, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or managed by the Company, the Operating Partnership and their respective subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

                  (v) Except as otherwise disclosed in the Prospectus as amended or supplemented, neither the Company nor the Operating Partnership (with respect to the Facilities) or, to the knowledge of the Company or the Operating Partnership, any owner of, or any party to any of the acquisition agreements relating to any facility that the Company expects to purchase (directly or through any subsidiary) has authorized or conducted, or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release or other handling of any hazardous substance, asbestos, radon, polychlorinated byphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquified gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under an environmental law (collectively, "Hazardous Materials") on, in, under or affecting any real property comprising any part of such Facilities owned or by any means controlled by, or facilities to be acquired by, the Company or the Operating Partnership, except in full compliance with and as would not result in any liability under any federal, state and local laws, ordinances, rules, regulations, and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws") other than such instances of noncompliance as could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole; and the Company, the Operating Partnership and their respective subsidiaries are, and, to the knowledge of the Company and the Operating Partnership, the entities from which any of the Facilities were acquired with respect to the real property comprising any part of the Facilities owned or by any means controlled by the Company were, at the time of acquisition,  in  compliance  with  all  Environmental  Laws,  except  for  such instances of noncompliance as could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole; and the Company, the Operating Partnership and each of their respective subsidiaries have and are in compliance with and, to the knowledge of the Company and the Operating Partnership, the entities from which any Facility was acquired were, at the time of acquisition, in compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws, except for such instances of noncompliance as could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole. Except as otherwise disclosed in the Prospectus, none of the Company, the Operating Partnership or any of their respective subsidiaries with respect to any Facility, nor, to the knowledge of the Company and the Operating Partnership, any owner of any facility proposed to be purchased directly or indirectly by the Company, has received any written or oral notice from any governmental entity or any other person of any claim and there is no pending or threatened claim, litigation, or any administrative agency proceeding that (with respect to any such facility proposed to be purchased by the Company, or any owner of such facility, to the knowledge of the Company and the Operating Partnership) (a) alleges a violation of any Environmental Laws by the Company, the Operating Partnership, any of their respective subsidiaries or that alleges that any such person is a liable party or potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, et seq., or any state superfund law; (b) has resulted in or could result in the attachment of an environmental lien on any of the Facilities or such facilities; or (c) alleges contamination of any of the Facilities or such facilities, damage to natural resources, property damage or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Facilities, such facilities or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards;

                  (w) Each subsidiary of the Operating Partnership has the requisite power and authority to own its properties and conduct its business, and has been duly qualified as a foreign corporation or otherwise for the transaction of business, in each case as described in the Prospectus as amended or supplemented, and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business so as to require such qualification, except where such failure to be so qualified or to be in good standing in any such jurisdiction could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole; and

                  (x) Each of Coopers & Lybrand, L.L.P. and such other accountants acceptable to you, if any, who have certified certain financial statements of the Company, the Operating Partnership and their respective subsidiaries, respectively, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

         4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks or by wire transfer, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and
(ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the

"Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         5. The Company agrees with each of the  Underwriters  of any Designated
Shares:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the later of (i) the termination of trading restrictions for such Designated Shares, as notified to the Company by the Representatives and (ii) the last Time of Delivery for such Designated Shares, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or any options or other rights that represent the right to acquire, any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated Shares), without the prior written consent of the Representatives;

                  (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries, including the Operating Partnership, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (g) During a period of five years from the date of any Pricing Agreement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

                  (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption "Use of Proceeds";

                  (i) To make the elections and take the procedural steps described in the Prospectus under the caption "Federal Income Tax Considerations" in a timely fashion, and to otherwise use its best efforts to meet the requirements to qualify, for its taxable year ended December 31, 1994, as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code");

                  (j) Not to invest, reinvest, or otherwise use the proceeds received by the Company in such a manner, or take any action, or omit to take any action, that would cause the Company, the Operating Partnership or any of their respective subsidiaries to become an "investment company" as that term is defined in the Investment Company Act; and

                  (k) To use its best efforts to supplementally list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange").

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Operating Partnership herein and other statements of the Company and the Operating Partnership in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares true and correct, the condition that the Company and the Operating Partnership shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with the Representatives' reasonable satisfaction;

                  (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus as amended or supplemented and other matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, however, that with respect to all matters of Tennessee law, counsel for the Underwriters may rely on the opinion of Hunton & Williams delivered pursuant to subsection (c) hereof;

                  (c) Hunton & Williams, counsel for the Company, shall have furnished to you their written opinion, dated each Time of Delivery for such Designated Shares, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee, with all requisite corporate power and authority to own, lease, license and operate its properties and conduct its business as described in the Prospectus as amended or supplemented;

                   (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company (including the Designated Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Designated Shares conform to the description thereof contained in the Prospectus as amended or supplemented;

                  (iii) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of Tennessee, with all requisite partnership power and authority to own or lease its properties and conduct its business as described in the Prospectus;

                   (iv) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing or validly existing, as the case may be, under the laws of each other jurisdiction in which it owns or leases properties or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                    (v) The Trust has been duly formed and is validly existing as a trust in good standing under the laws of the State of Maryland, with power and authority (trust and other) to own its interest in the Operating Partnership and conduct any business necessary or appropriate in connection therewith;

                   (vi) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any property of the Company, the Operating Partnership or any of their respective subsidiaries is the subject which, if determined adversely to the Company, the Operating Partnership or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity, including, with respect to the Operating Partnership, partnership capital, or results of operations of the Company, the Operating Partnership and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by each of the Company and the Operating Partnership;

                 (viii) The issue and sale of the Designated Shares being delivered at such Time of Delivery by the Company and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Shares as described in the Prospectus will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which the Company, the Operating Partnership or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended Charter or By-laws of the Company, the Operating Partnership Agreement of the Operating Partnership or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of their properties;

                   (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Company and the Operating Partnership of the transactions contemplated by this Agreement or such Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

                    (x) To such counsel's knowledge, neither the Company, the Operating Partnership nor any of their respective subsidiaries is in violation of its Charter or By-laws, or, in the case of the Operating Partnership, the Operating Partnership Agreement, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company, the Operating

         Partnership or any of their respective subsidiaries or any of their properties may be bound;

                   (xi) Each of the Company's partnership subsidiaries, including, without limitation, the Operating Partnership, will be treated for Federal income tax purposes as a partnership and not as an association taxable as a corporation and will not be treated as a "publicly traded partnership" as defined in the Code;

                  (xii) Commencing with the Company's taxable year ending December 31, 1994 and assuming that the elections and other procedural steps described in the Prospectus under the caption "Federal Income Tax Considerations" are completed by the Company in a timely fashion, the Company has been organized in conformity with the requirements for qualification as a REIT, and its current and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code; and each of the Company's subsidiaries that is organized as a partnership or a limited liability company, including, without limitation, the Operating Partnership, will be treated for federal income tax purposes as a partnership and not as an association taxable as a corporation and will not be treated as a "publicly traded partnership" as defined in the Code;

                 (xiii) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Restrictions on Transfer of Capital Stock", insofar as they purport to constitute a summary of the terms of the Shares, under the captions "Certain Federal Income Tax Considerations" and "Federal Income Tax Considerations", under the captions "Underwriting" and "Plan of Distribution" and under Item 15 of
         Part II of the Registration Statement, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                  (xiv) Neither the Company nor the Operating Partnership is, and (assuming the application by the Company of the proceeds of the issue and sale of the Shares in the manner described in the Prospectus under the caption "Use of Proceeds") after giving effect to the issue and sale of the Shares by the Company will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                   (xv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (xvi) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xiii) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the

         Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                  (d) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (e) (i) Neither the Company nor the Operating Partnership shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock or partnership interests, as applicable, long-term debt, obligations under capital leases or short-term borrowings of the Company, the Operating Partnership or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity, including, with respect to the Operating Partnership, partnership capital, or results of operations of the Company, the Operating Partnership and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares;

                  (f) On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded to the debt securities of the Company or the Operating Partnership by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or the Operating Partnership;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

                  (h) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange; and

                  (i) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request. In addition, the Company shall to the extent set forth in the Pricing Agreement have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of good standing or valid existence issued by an appropriate official of each of the several states in which the Company or the Operating Partnership has been duly qualified as a foreign corporation or foreign partnership, respectively, for the transaction of business or in which either the Company or the Operating Partnership owns or leases, or, at such Time of Delivery, proposes to own or lease, properties.

         8. (a) The Company and the Operating Partnership, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

                  (b) Each Underwriter will indemnify and hold harmless the Company and the Operating Partnership against any losses, claims, damages or liabilities, joint or several, to which the Company or the Operating Partnership may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Operating Partnership for any legal or other expenses reasonably incurred by the Company and the Operating Partnership in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Operating Partnership bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

                  (e) The obligations of the Company and the Operating Partnership under this Section 8 shall be in addition to any liability which the Company and the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and each partner of the Operating Partnership and to each person, if any, who controls the Company and the Operating Partnership within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the

Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase under the Pricing Agreement relating to the Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase under such Pricing Agreement) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Operating Partnership or any officer or director or controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Shares.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Company nor the Operating Partnership shall then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Operating Partnership and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Operating Partnership or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Operating Partnership. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,


                                         Storage USA, Inc.


                                         By: ____________________________
                                             Name:
                                             Title:



                                         SUSA Partnership, L.P.


                                         By:  Storage USA, Inc.,
                                                General Partner


                                         By: ____________________________
                                             Name:
                                             Title:




Accepted as of the date hereof:
Goldman, Sachs & Co.


By:  ___________________________
      (Goldman, Sachs & Co.)

                                                                         ANNEX I

                                Pricing Agreement





Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
    As Representatives of the several
      Underwriters named in Schedule I hereto, [c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.]

                                                                        , 19..

Ladies and Gentlemen:

                Storage USA, Inc., a Tennessee corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March ___, 1997 (the "Underwriting Agreement"), between the Company and SUSA Partnership, L.P., a Tennessee limited partnership (the "Operating Partnership"), on the one hand and Goldman, Sachs & Co. [and (names of Co-Representatives named therein)] on the other hand], to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares") consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

                An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

                The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

                If the foregoing is in accordance with your understanding, please sign and return to us ___ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.



                                             Very truly yours,

                                             Storage USA, Inc.


                                             By: ____________________________
                                                 Name:
                                                 Title:

                                             SUSA Partnership, L.P.

                                             By: Storage USA, Inc.


                                             By: ____________________________
                                                 Name:
                                                 Title:

Accepted as of the date hereof:
[Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]

[By:].........................................................
               (Goldman, Sachs & Co.)


On behalf of each of the Underwriters

SCHEDULE I



                                                                                                     Number of
                                                                                                     Optional
                                                                                                   Shares to be
                                                                     Total Number of               Purchased if
                                                                       Firm Shares                Maximum Option
                         Underwriter                                 to be Purchased                 Exercised
                         -----------                                 ---------------                 ---------
Goldman, Sachs & Co..........................................





                                                                     ---------------                 ---------

         Total...............................................
                                                                     ===============                 =========


                                   SCHEDULE II


Title of Designated Shares:

Number of Designated Shares:

     Number of Firm Shares:

     Maximum Number of Optional Shares:

Initial Offering Price to Public:

     [$........ per Share]

Purchase Price by Underwriters:

     [$........ per Share]

Form of Designated Shares:

     Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]

Specified Funds for Payment of Purchase Price:

         [[New York] Clearing House (next day) funds] [Wire transfer of same day funds]

[Describe any blackout provisions with respect to the Designated Shares]

Time of Delivery:

     ......... a.m. (New York City time), .................., 19..

Closing Location:

Names and Addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

Other Terms:

                                                                        ANNEX II










                  Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives;

           (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10- Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's

Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

             (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company, the Operating Partnership and their subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company, the Operating Partnership and their subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and the Operating Partnership, as applicable, and their subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company, the Operating Partnership and their subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company, the Operating Partnership and their subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                Pricing Agreement


Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

                                                                  March 11, 1997

Ladies and Gentlemen:

                Storage USA, Inc., a Tennessee corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 11, 1997 (the "Underwriting Agreement"), between the Company and SUSA Partnership, L.P., a Tennessee limited partnership (the "Operating Partnership"), on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriter named in Schedule I hereto (the "Underwriter") the Shares specified in Schedule II hereto (the "Designated Shares") consisting of Firm Shares and any Optional Shares the Underwriter may elect to purchase. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The address of the Underwriter referred to in Section 12 of the Underwriting Agreement is Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

                An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the time and place and at the purchase price to the Underwriter set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriter shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company at the purchase price to the Underwriter set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

                The Company hereby grants to the Underwriter the right to purchase at its election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Underwriter to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Underwriter, but in no event earlier than the First Time of Delivery or, unless the Underwriter and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

                If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                           Very truly yours,

                                           Storage USA, Inc.


                                           By:_____________________________
                                               Name:
                                               Title:


                                           SUSA Partnership, L.P.

                                           By: Storage USA, Inc.


                                           By:_____________________________
                                                Name:
                                                Title:


Accepted as of the date hereof:
Goldman, Sachs & Co.


By:.................................
         (Goldman, Sachs & Co.)

SCHEDULE I



                                                                                                     Number of
                                                                                                     Optional
                                                                                                   Shares to be
                                                                     Total Number of               Purchased if
                                                                       Firm Shares                Maximum Option
                         Underwriter                                 to be Purchased                 Exercised
                         -----------                                 ---------------                 ---------
Goldman, Sachs & Co..........................................           1,400,000                     210,000





                                                                       ----------                    ---------

         Total...............................................           1,400,000                     210,000
                                                                        =========                    ========


                                   SCHEDULE II


Title of Designated Shares:

     Common Stock, par value $.01 per share

Number of Designated Shares:

     Number of Firm Shares:  1,400,000

     Maximum Number of Optional Shares:  210,000

Initial Offering Price to Public:

     The Designated Shares may be offered by the Underwriter from time to time for sale in one or more transactions on the NYSE or otherwise, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices, subject to prior sale when, as and if delivered to and accepted by the Underwriter. The Underwriter may effect such transactions by selling Designated Shares to or through dealers.

Purchase Price by Underwriter:

     $36.241875 per Share

Form of Designated Shares:

     Definitive form, to be made available for checking at least twenty-four hours prior to the Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

Specified Funds for Payment of Purchase Price:

     Wire transfer of same day funds.

Lock-out Provision:

     Notwithstanding Section 5(e) of the Underwriting Agreement and in place of such Section 5(e), the Company has agreed that during the period beginning from the date of this Pricing Agreement and continuing to and including the date 90 days after the date of this Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock incentive plans or dividend reinvestment plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding, on the date of this Pricing Agreement) which are substantially similar to the Shares or which are convertible or exchangeable into securities which are substantially similar to the Shares, without the prior written consent of Goldman, Sachs & Co., except for the shares of Common Stock offered hereby or to be sold to Security Capital U.S. Realty as described in the Prospectus Supplement dated the date hereof or units of partnership interest in the Operating Partnership (provided that with respect to any units issued after the date hereof, the conversion of such units to Common Stock will be subject to the 90 day restriction described above).

Time of Delivery:

     10:00 a.m. (New York City time), March 17, 1997

Closing Location:

     c/o Sullivan & Cromwell, 125 Broad Street, New York, New York  10004